UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 16, 2005
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                            Logistical Support, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

                 000-50222                                 41-2029935
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          (Commission File Number)             (IRS Employer Identification No.)

19734 Dearborn Street, Chatsworth, California                 91311
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  (Address of Principal Executive Offices)                  (Zip Code)

                                 (818) 885-0300
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On September 22, 2005, Logistical Support, Inc. (the "Company") entered into an exclusive license agreement (the "Agreement") with Optech Ventures LLC ("Optech") for the worldwide license of its Incapacitating Flashing Light Apparatus and Method Technology (the "Technology").

Under the Agreement, the Company had the right to develop, modify, manufacture, test, market, use and service products incorporating the Technology, and to sublicense any such products to third parties. Pursuant to the terms of the Agreement, the Company was to pay an initial license fee of $250,000 within 45 days of the effective date of the Agreement, unless the Company notified Optech of its decision to terminate the Agreement. On November 16, the Company terminated the Agreement pursuant to the terms thereof by providing written notice of termination to Optech.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LOGISTICAL SUPPORT, INC.

Date: November 17, 2005

                                        By: /s/ Bruce Littell
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                                        Name: Bruce Littell
                                        Title: Chief Executive Officer


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